VOTING AGREEMENT

      This Stockholder's Agreement (the "AGREEMENT") is made and entered into as of July 13, 2001, between PerkinElmer, Inc., a Massachusetts corporation ("PERKINELMER"), and the undersigned stockholder (the "STOCKHOLDER") of Packard BioScience Company, a Delaware corporation ("PACKARD").

                                    RECITALS

     A. Concurrently with the execution of this Agreement, PerkinElmer, Packard and Pablo Acquisition Corp., a Delaware corporation and a wholly owned subsidiary of PerkinElmer ("ACQUISITION SUB"), have entered into an Agreement and Plan of Merger (the "MERGER AGREEMENT") that provides for the merger (the "MERGER") of Acquisition Sub with and into Packard. Pursuant to the Merger, shares of capital stock of Packard will be converted into the right to receive shares of common stock, $1.00 par value per share, of PerkinElmer ("PERKINELMER COMMON STOCK").

     B. Concurrently with the execution of this Agreement, certain other stockholders of Packard (the "PACKARD VOTING AGREEMENT STOCKHOLDERS") are entering into Voting Agreements with PerkinElmer containing substantially similar terms as this Agreement, and Stonington Capital Appreciation 1994 Fund, L.P. ("STONINGTON") is entering into a Stockholder's Agreement with PerkinElmer (collectively, the "PACKARD VOTING AGREEMENTS"). For purposes of this Agreement the Packard Voting Agreement Stockholders and Stonington are sometimes collectively referred to as the "PACKARD STOCKHOLDERS".

     C. Attached hereto as Schedule A is a list of the shares of outstanding common stock, $0.002 par value per share, of Packard that the Stockholder owns beneficially and of record and has the sole power to vote or direct the vote (the "SHARES"). For purposes of this Agreement, "beneficial ownership" shall have the meaning given to such term in Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT").

     D. PerkinElmer desires the Stockholder to agree, and the Stockholder is willing to agree:

            (i) not to transfer, consent to the transfer or otherwise dispose of the Shares; and

            (ii) to vote the Shares as set forth herein.

      NOW, THEREFORE, intending to be legally bound, the parties agree as follows:

      1.    AGREEMENT TO RETAIN AND VOTE SHARES.

            1.1 TRANSFER AND ENCUMBRANCE. The Stockholder agrees not to transfer (except as may be specifically required by court order), sell, exchange, pledge, consent to the transfer or otherwise dispose of or encumber ("TRANSFER") any of the Shares, or to make any offer or agreement relating thereto, at any time prior to the Expiration Date. As used herein, the term "EXPIRATION DATE" shall mean the earliest to occur of: (i) the date on which the Company Stockholder Approval (as defined in the Merger Agreement) shall have been obtained (provided that if the Stockholder is a signatory to an Affiliate Agreement (as defined in the Merger Agreement) of Packard, nothing contained herein shall release the Stockholder from any of his obligations set forth under such Affiliate Agreement), (ii) such date and time as the Board of Directors of Packard withdraws or knowingly modifies in a material adverse manner its recommendation of the Merger in accordance with Section 6.1(b)(i) of the Merger Agreement and (iii) the termination of the Merger Agreement in accordance with its terms. Notwithstanding the foregoing, the Stockholder may Transfer some or all of the Shares so long as, after giving effect to such Transfer, the number of Shares held by the Stockholder and subject to this Agreement, together with all shares of Packard common stock subject to the Packard Voting Agreements and held by the Packard Stockholders, equals or exceeds a majority of Packard's then outstanding shares of common stock.

         1.2 AGREEMENT TO VOTE SHARES. From the date hereof until the Expiration Date, at every meeting of the stockholders of Packard called with respect to the Merger Agreement and/or the Merger, and at every adjournment or postponement thereof, and on every action or approval by written consent of the stockholders of Packard with respect to the Merger Agreement and/or the Merger, the Stockholder shall vote the Shares in favor of: (i) the adoption of the Merger Agreement and (ii) any matter that could reasonably be expected to facilitate the Merger. The Stockholder agrees not to take any actions contrary to the Stockholder's obligations under this Agreement.

         1.3 IRREVOCABLE PROXY. Concurrently with the execution of this Agreement, the Stockholder agrees to deliver to PerkinElmer a proxy in the form attached hereto as EXHIBIT A (the "PROXY"), which shall be coupled with an interest and irrevocable, with the total number of Shares set forth therein.

         1.4 REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE STOCKHOLDER. The Stockholder hereby represents, warrants and covenants to PerkinElmer as follows:

             (a) OWNERSHIP OF SHARES; POWER TO VOTE; AUTHORITY. The Stockholder
(i) is the beneficial and record owner of the Shares, which at the date hereof and at all times up until the Expiration Date will be free and clear of any liens, claims, options, charges or other encumbrances; (ii) has full power and authority to make, enter into and carry out the terms of this Agreement and the Proxy.

             (b) NO CONFLICTS OR CONSENTS. The execution and delivery of this Agreement and the Proxy by the Stockholder do not, and the performance by the Stockholder of his or its obligations under this Agreement and the Proxy will not: (i) conflict with or violate, in any material respect, any material law, rule, regulation, order, decree or judgment applicable to the Stockholder or by which his or its properties are bound or affected, (ii) result in or constitute a material breach or default, or give any person or entity rights of termination, amendment or acceleration, under any material agreement by which the Stockholder is bound or (iii) result in the creation of any material encumbrance or restriction in any of the Shares.

             (c) TRANSFER OF VOTING RIGHTS. The Stockholder agrees that, from the date hereof until the Expiration Date, the Stockholder shall ensure that:
(i) none of the Shares are deposited into a voting trust and (ii) no proxy is granted, other than a proxy to PerkinElmer, and no voting agreement or similar agreement is entered into, with respect to the Shares.

             (d) NO PROXY SOLICITATIONS. From the date hereof until the Expiration Date, the Stockholder, in his or its capacity as a stockholder of Packard, will not, and will not permit any individual or entity under the Stockholder's control to: (i) solicit proxies from Packard's stockholders with respect to (A) an approval of any proposal made in opposition to or competition with consummation of the Merger, (B) the adoption of any merger agreement or approval of any merger, consolidation, sale of assets, reorganization or recapitalization with any party other than with PerkinElmer and PerkinElmer's Affiliates (as defined in the Merger Agreement) or (C) any liquidation or winding up of Packard (each of the foregoing is hereinafter referred to as an "OPPOSING PROPOSAL"); (ii) encourage or assist any party in taking or planning any action that would compete with, prevent or otherwise materially interfere with the timely consummation of the Merger in accordance with the terms of the Merger Agreement; (iii) initiate a stockholders' vote or action by consent of Packard stockholders with respect to an Opposing Proposal; or (iv) become a member of a "group" (as such term is used in Section 13(d) of the Exchange Act) with respect to any voting securities of Packard with respect to an Opposing Proposal.

            (e) ADDITIONAL DOCUMENTS. The Stockholder hereby covenants and agrees to execute and deliver any additional documents necessary or appropriate, in the reasonable opinion of PerkinElmer, to carry out the intent of this
Section 1.

         1.5 CONSENT AND WAIVER. The Stockholder hereby gives, with respect to the Shares, any consents or waivers that are reasonably required for the consummation of the Merger under the terms of any agreements to which the Stockholder is a party as a stockholder or pursuant to any rights the Stockholder may have as a stockholder.

         1.6 FIDUCIARY DUTY AS DIRECTOR OF PACKARD. The parties hereto acknowledge and agree that the Stockholder's obligations under this Section 1 are solely in his or its capacity as a stockholder of Packard, and that none of the provisions in this Section 1 shall be deemed to restrict or limit any fiduciary duty that the Stockholder may have as a member of the Board of Directors of Packard; PROVIDED that no such duty shall excuse the Stockholder from his, her or its obligations as a stockholder of Packard to vote or to direct the vote of the Shares as herein provided and to otherwise comply with the terms and conditions of this Agreement.

          1.7 TERMINATION. Section 1 of this Agreement and the Proxy delivered in connection herewith shall terminate and shall have no further force or effect as of the Expiration Date.

     2.   MISCELLANEOUS.

          2.1 SEVERABILITY. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable, then the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

          2.2 BINDING EFFECT AND ASSIGNMENT. This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns, but, except as otherwise specifically provided herein, neither this

Agreement nor any of the rights, interests or obligations of the parties hereto may be assigned by either of the parties without prior written consent of the other.

          2.3 AMENDMENTS AND MODIFICATION. This Agreement may not be modified, amended, altered or supplemented except upon the execution and delivery of a written agreement executed by the parties hereto.

          2.4 SPECIFIC PERFORMANCE; INJUNCTIVE RELIEF. The parties hereto acknowledge that each party hereto will be irreparably harmed and that there will be no adequate remedy at law for a violation of any of the covenants or agreement of the other party set forth herein. Therefore, it is agreed that, in addition to any other remedies that may be available to such party upon any such violation, each party shall have the right to enforce such covenants and agreements by specific performance, injunctive relief or by any other means available to PerkinElmer at law or in equity.

          2.5 NOTICES. All notices, requests, claims, demands and other communications hereunder shall be deemed duly delivered: (i) four business days after being sent by registered or certified mail, return receipt requested, postage prepaid or (ii) one business day after being sent for next business day delivery, fees prepaid, via a reputable nationwide overnight courier service to the intended recipient as set forth below.

      If to PerkinElmer:            PerkinElmer, Inc.
                                    45 William Street
                                    Wellesley, Massachusetts  02481
                                    Attention:  General Counsel
                                    Telecopy:   (781) 431-4185

      With a copy to:               Hale and Dorr LLP
                                    60 State Street
                                    Boston, MA 02109
                                    Attention:  David E. Redlick, Esq.
                                    Telecopy:   (617) 526-5000

      If to the Stockholder:        To the address for notice set forth on the
                                    last page hereof.

      with a copy to:               Wachtell, Lipton, Rosen & Katz
                                    51 West 52nd Street
                                    New York, NY  10019
                                    Attention:   Andrew R. Brownstein, Esq.
                                    Telecopy:   (212) 403-2000

Any party to this Agreement may give any notice or other communication hereunder using any other means (including personal delivery, messenger service, telecopy, or ordinary mail), but no such notice or other communication shall be deemed to have been duly given unless and until it actually is received by the party for whom it is intended. Any party to this Agreement may change the address to which notices and other communications hereunder are to be delivered by giving the other party to this Agreement notice in the manner herein set forth.

           2.6   GOVERNING LAW; SUBMISSION TO JURISDICTION.

                 (a) This Agreement shall be governed by, and construed and enforced in accordance with, the internal laws of the State of Delaware without giving effect to any choice or conflict of law provision or rule (whether of the Commonwealth of Massachusetts or any other jurisdiction) that would cause the application of laws of any jurisdiction other than those of the State of Delaware.

                 (b) Any suit, action or proceeding seeking to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement or the transactions contemplated hereby shall be brought exclusively in any federal or state court located in the State of Delaware, and each of the parties hereby consents to the jurisdiction of such courts (and of the appropriate appellate courts therefrom) in any such suit, action or proceeding and irrevocably waives, to the fullest extent permitted by law, any objection that it may now or hereafter have to the laying of the venue of any such suit, action or proceeding in any such court or that any such suit, action or proceeding brought in any such court has been brought in an inconvenient form. Process in any such suit, action or proceeding may be served on any party anywhere in the world, whether within or without the jurisdiction of any such court. Without limiting the foregoing, each party agrees that service of process on such party as provided in Section 2.5 shall be deemed effective service of process on such party.

           2.7 ENTIRE AGREEMENT. This Agreement contains the entire understanding of the parties in respect of the subject matter hereof, and supersedes all prior negotiations and understandings between the parties with respect to such subject matter.

           2.8 COUNTERPARTS. This Agreement may be executed in several counterparts, each of which shall be an original, but all of which together shall constitute one and the same agreement.

           2.9 EFFECT OF HEADINGS. The section headings herein are for convenience only and shall not affect the construction of interpretation of this Agreement.

           2.10 TERMINATION. This Agreement shall terminate upon the termination of the Merger Agreement; provided, however, that the parties to this Agreement shall remain liable for any breach of this Agreement occurring prior to such termination.

      IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed on the date and year first above written.

                                    PERKINELMER, INC.


                                    By: /s/ Gregory L. Summe
                                       -----------------------------------------
                                        Name:  Gregory L. Summe
                                        Title: Chairman and CEO


                                    STOCKHOLDER


                                      /s/ Franklin R. Witney
                                   ---------------------------------------------
                                    Name: Franklin R. Witney


                                    Stockholder's Address for Notice:

                                    13 Dominican Drive
                                    --------------------------------------------
                                    San Rafael, CA 94901
                                    --------------------------------------------

                                    --------------------------------------------

                                                                      EXHIBIT A



                                IRREVOCABLE PROXY

      The undersigned stockholder of Packard BioScience Company, a Delaware corporation ("PACKARD"), hereby irrevocably appoints Gregory L. Summe, Robert F. Friel and Terrance L. Carlson of PerkinElmer, Inc., a Massachusetts corporation ("PERKINELMER"), and PerkinElmer and each of them, as the sole and exclusive attorneys and proxies of the undersigned, with full power of substitution and resubstitution, to the full extent of the undersigned's rights with respect to the shares of capital stock of Packard owned by the undersigned beneficially and of record and listed on the final page of this Proxy, (the "SHARES"), until the Expiration Date (as defined below). As used herein, the term "EXPIRATION DATE" shall mean the earliest to occur of: (A) such date and time as the Packard stockholders have voted for the adoption of that certain Agreement and Plan of Merger dated as of July 13, 2001 providing for the merger of Pablo Acquisition Corp., a Delaware corporation and a wholly owned subsidiary of PerkinElmer ("ACSUB"), with and into Packard (the "MERGER") (the "MERGER AGREEMENT"), (B) such date and time as the Board of Directors of Packard withdraws or knowingly modifies in a material adverse manner its recommendation of the Merger in accordance with Section 6.1(b)(i) of the Merger Agreement and (C) the termination of the Merger Agreement in accordance with its terms. Upon the execution hereof, all prior proxies given by the undersigned with respect to the Shares are hereby revoked and no subsequent proxies will be given.

      This proxy is coupled with an interest and irrevocable, is granted in order to secure the obligations under the Voting Agreement dated as of July 13, 2001 between PerkinElmer and the undersigned stockholder, and is granted in consideration of PerkinElmer entering into the Merger Agreement. The attorneys and proxies named above will be empowered at any time prior to the Expiration Date to exercise all voting and other rights (including, without limitation, the power to execute and deliver written consents with respect to the Shares) of the undersigned at every annual, special or adjourned meeting of Packard stockholders, and in every written consent in lieu of such a meeting, or otherwise, in favor of adoption of the Merger Agreement and any matter that could reasonably be expected to facilitate the Merger.

      The attorneys and proxies named above may only exercise this proxy to vote the Shares subject hereto at any time prior to the Expiration Date at every annual, special or adjourned meeting of the stockholders of Packard and in every written consent in lieu of such meeting, (i) in favor of adoption of the Merger Agreement and any matter that could reasonably be expected to facilitate the Merger, and (ii) against any Opposing Proposal (as defined in the Voting Agreement). The undersigned stockholder may vote the Shares on all other matters.

      Any obligation of the undersigned hereunder shall be binding upon the successors and assigns of the undersigned.

      This proxy is irrevocable.

Dated:  July 13, 2001



Signature of Stockholder:     /s/ Frank Witney
                              ------------------------------------



Print Name of Stockholder:     Frank Witney
                               -----------------------------------

SHARES:
------

             ------------------------------------------------------
             NAME OF STOCKHOLDER                NUMBER OF SHARES
             ------------------------------------------------------
             Franklin R. Witney                 100,000
             ------------------------------------------------------